                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

 Filed by the registrant |X|
 Filed by a party other than the registrant |_|

 Check the appropriate box:
 |__| Preliminary proxy statement
 |__| Confidential for use of the Commission only (as permitted by Rule
      14a-6(e)(2))
 |X | Definitive proxy statement
 |__| Definitive additional materials
 |__| Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             The Legends Fund, Inc.
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                                       N/A
 ------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

 Payment of filing fee (Check the appropriate box):
| X| No fee required.
|__| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:
------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
------------------------------------------------------------------------------
(5)   Total fee paid:
------------------------------------------------------------------------------
 |_| Fee paid previously with preliminary materials.
 |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1) Amount previously paid:
------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:
------------------------------------------------------------------------------
     (3) Filing party:
------------------------------------------------------------------------------
     (4) Date filed:
------------------------------------------------------------------------------

                             THE LEGENDS FUND, INC.
                          Third Avenue Value Portfolio
                             515 West Market Street
                           Louisville, Kentucky 40202


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of The Legends Fund, Inc.:

         A special meeting (the "Meeting") of Shareholders of the Third Avenue Value Portfolio (the "Portfolio"), a series of The Legends Fund, Inc. (the "Fund"), will be held at 515 West Market Street, Louisville, Kentucky 40202, on September 26, 2002 at 3:00 p.m., Eastern Time. The purpose of the Meeting is:

1. to approve or disapprove a new sub-advisory agreement between Touchstone Advisors, Inc. and Third Avenue Management LLC; and

2. to transact such other matters as may properly come before the Meeting or any adjournment thereof.

The Board of Directors of the Fund has fixed the close of business of July 9, 2002 as the record date for determining the number of shares outstanding and the contract holders entitled to give voting instructions with respect to the Portfolio.

                                          By Order of the Board of Directors,


                                          /s/ Kevin L. Howard
                                          -------------------
                                          Kevin L. Howard
                                          Secretary
August 14, 2002

EACH CONTRACT HOLDER IS URGED TO EXERCISE THE RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE PORTFOLIO BY FILLING IN, DATING AND SIGNING THE ENCLOSED VOTING INSTRUCTIONS CARD AND RETURNING IT IN THE RETURN ENVELOPE PROVIDED.

                             THE LEGENDS FUND, INC.
                          Third Avenue Value Portfolio
                             515 West Market Street
                           Louisville, Kentucky 40202


                                 PROXY STATEMENT
                         Special Meeting of Shareholders
                         September 26, 2002 At 3:00 p.m.

         THE BOARD OF DIRECTORS OF THE THIRD AVENUE VALUE PORTFOLIO (THE "PORTFOLIO") OF THE LEGENDS FUND, INC. (THE "FUND") SOLICITS YOUR PROXY FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING"). The Meeting is scheduled to be held at 515 West Market Street, Louisville, Kentucky 40202, on September 26, 2002 at 3:00 p.m. As described in more detail below, the Meeting is being called for the following purposes:

1. to approve or disapprove a new sub-advisory agreement (the "New Sub-Advisory Agreement") between Touchstone Advisors, Inc. (the "Manager") and Third Avenue Management LLC ("TAM" or the "Sub-Adviser"); and

2. to transact such other matters as may properly come before the Meeting or any adjournment thereof.

         The Fund was incorporated in Maryland on July 22, 1992, under the name "Integrity Series Fund, Inc." and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). It is a series-type investment company currently consisting of four investment portfolios, including the Portfolio, which is the subject of the Meeting. Shares of the Portfolio are offered to separate accounts ("Separate Accounts") of Integrity Life Insurance Company ("Integrity"), National Integrity Life Insurance Company ("National Integrity"), a wholly-owned subsidiary of Integrity, and Columbus Life Insurance Co. ("Columbus"), an affiliate of Integrity, for the investment of contributions under certain variable annuity contracts ("contracts") issued by Integrity, National Integrity and Columbus.

         This Proxy Statement is being furnished on or about August 14, 2002 on behalf of the Board of Directors of the Fund (the "Board of Directors," the "Board" or the "Directors") to the shareholders of the Portfolio for their use in obtaining voting instructions from the contract holders on the proposals to be considered at the Meeting. The Board of Directors has fixed the close of business on July 9, 2002 as the record date (the "Record Date") for determining the number of shares outstanding and the contract holders entitled to give voting instructions to Integrity, National Integrity and Columbus. At the Record Date, the total number of outstanding shares of the Portfolio was as follows:

    Holdings by Separate Accounts of          Holdings by Separate Accounts of
                Integrity                            National Integrity
    --------------------------------          --------------------------------
                       Approximate                               Approximate
        Shares         Percentage                 Shares         Percentage
    --------------   ---------------          --------------   ---------------
     2,114,478.32         70.46%                870,243.83          29.0%

    Holdings by Separate Accounts of                  Total Number of
                Columbus                             Shares Outstanding
    --------------------------------          --------------------------------
                       Approximate
        Shares         Percentage                      3,000,947.21
    --------------   ---------------
      16,225.06           0.54%

         As of the Record Date, no person or "group" (as such term is defined in the Securities Exchange Act of 1934, as amended, and the rules thereunder) was known to the Fund to have allocated contributions under variable annuity contracts such that, upon the pass-through of voting rights by Integrity, National Integrity and Columbus, such person or group would have the right to give voting instructions with respect to more than 5% of the outstanding shares of the Portfolio. The Directors and officers of the Fund, both individually and as a group, own less than 1% of the Portfolio's outstanding shares.

         The Fund expects that the solicitation of voting instructions from contract holders will be made by mail. All costs of the Meeting and the solicitation of voting instructions will be borne by the Sub-Adviser.

         Integrity, National Integrity and Columbus, the holders of record of shares of the Portfolios, are required to "pass through" to their contract holders the right to vote shares of the Portfolios. The Fund expects that Integrity, National Integrity and Columbus will solicit voting instructions from their contract holders and that Integrity, National Integrity and Columbus will vote 100% of the shares of the Portfolio held by their respective separate accounts. Integrity, National Integrity and Columbus will vote shares of the Portfolio for which no instructions have been received in the same proportion as they vote shares for which they have received instructions. Abstentions will have the effect of a negative vote on a proposal. Unmarked voting instructions from contract holders will be voted in favor of the proposal. Integrity, National Integrity and Columbus, as record shareholders of the Portfolio, may adjourn the meeting of shareholders for a period or periods of not more than 60 days in the aggregate if necessary to obtain additional voting instructions from contract holders. The cost of preparing and distributing to contract holders additional proxy materials if required in connection with any adjournment will be borne as set forth in the preceding paragraph.

         Proxies executed by shareholders may be revoked by a written instrument received by the Secretary of the Fund at any time before they are exercised, by the delivery of a later-dated proxy or by attendance at the Meeting and voting in person. Pursuant to the Fund's Articles of Incorporation, the presence in person or by proxy of the holders of record of one-third of the shares issued and outstanding and entitled to vote at a meeting shall constitute a quorum for the transaction of business at such meeting.

         The New Subadvisory Agreement will be approved under Proposal No. 1 if:

          - More than 1/2 of the Portfolio's outstanding shares affirmatively vote "FOR" the New Sub-Advisory Agreement or

          - If there are not enough "FOR" votes for a simple majority, then more than 1/2 of the Portfolio's outstanding shares vote at the Meeting AND 2/3 or more of the Portfolio's shares present at the Meeting affirmatively vote "FOR" the New Sub-Advisory Agreement.

         All information in the Proxy Statement about the Manager has been provided by the Manager; all information in the Proxy Statement about TAM and the Transaction (as defined below) has been provided by TAM.

EACH CONTRACT HOLDER IS URGED TO EXERCISE THE RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE PORTFOLIO BY FILLING IN, DATING AND SIGNING THE VOTING INSTRUCTIONS CARD FOR THE PORTFOLIO AND RETURNING THE CARD IN THE RETURN ENVELOPE PROVIDED.

                 PROPOSAL NO. 1: APPROVAL OR DISAPPROVAL OF THE
 NEW SUB-ADVISORY AGREEMENT BETWEEN THE MANAGER AND THIRD AVENUE MANAGEMENT LLC

BACKGROUND

         The Manager and TAM, as successor to EQSF Advisers, Inc. ("EQSF"), are parties to a sub-advisory agreement dated November 1, 2000 (the "Current Sub-Advisory Agreement") relating to the Portfolio. TAM was formed by EQSF on May 15, 2002 to act as the successor to EQSF's business. As described below, Affiliated Management Group, Inc. ("AMG") will acquire an indirect majority interest in TAM (the "Transaction"), thereby resulting in a change of control of TAM. Under the 1940 Act, a change of control of an investment adviser (or sub-adviser) results in an "assignment" or automatic termination of the advisory (or sub-advisory) contract. Therefore, consummation of the Transaction (the "Closing") will result in the termination of the Current Sub-Advisory Agreement. Therefore, in order for TAM to continue to provide sub-advisory services to the Portfolio after the Closing, the shareholders of the Portfolio must approve the New Sub-Advisory Agreement.

THE TRANSACTION

         Third Avenue Holdings LLC ("Holdings"), the parent company of TAM, has entered into agreements pursuant to which AMG, through a wholly-owned indirect subsidiary, will purchase a majority interest in Holdings. At the time of the transaction with AMG, M.J. Whitman Advisers, Inc., an affiliate of TAM that advises separate accounts in the same style as that of the Portfolio, will transfer substantially all of its business to TAM, and M.J. Whitman, Inc., an affiliated broker-dealer, will transfer substantially all of its business to M.J. Whitman LLC (the "Broker"). Holdings will own 100% of each of TAM and the Broker. This proxy statement refers to Holdings, TAM and the Broker as the "Company." After the Transaction is completed, AMG will own 60% of the interests in Holdings, and the senior management of the Company (including Martin J. Whitman), certain key employees, and the children of Martin J. Whitman will own 40% of the interests in Holdings. The Transaction is expected to close during the summer of 2002 and is subject to the satisfaction or waiver of various conditions.

         Upon completion of the Transaction, the Company will continue to operate out of its present New York offices. Martin J. Whitman, David M.

Barse, Curtis R. Jensen, Michael H. Winer, Amit B. Wadhwaney, Yang T. Lie, and Michael R. Lehmann have each signed long-term employment contracts, effective upon the Closing. These agreements have a term of ten years (five years in the case of Mr. Whitman). Upon the Closing, under the Company's organizational documents, the day-to-day operations of the Company will be conducted by its Management Committee, which will delegate day-to-day supervision of the investment process and marketing matters to an Investment Committee. The initial Management Committee is expected to consist of Martin J. Whitman, David M. Barse, Michael T. Carney and Curtis R. Jensen, and the initial Investment Committee is expected to consist of Messrs. Whitman, Barse, and Jensen. Except for Curtis R. Jensen, who will be joining the Management Committee and Investment Committee, these are the same individuals who are presently responsible for the day-to-day operation of the Company. Except in limited circumstances, AMG generally will have no authority to manage the day-to-day operations, or participate in the investment process, of TAM. AMG will have the contractual power to replace the Management Committee and Investment Committee members. However, AMG has informed the Fund's Board that it has no present intention to exercise those powers. As a result, TAM advised the Board and the Manager that the Transaction is not expected to result in any changes in the portfolio management and investment operations of the Portfolio.

         AMG, a Delaware corporation with a principal place of business at 600 Hale Street, Prides Crossing, Massachusetts 01965, is an asset management holding company that holds equity interests in investment management firms (its "Affiliates"). In connection with the equity investments AMG has made in its Affiliates, the members of the management team of each Affiliate customarily retain or receive significant direct ownership in their firm. The management teams of AMG's Affiliates generally maintain autonomy over the day-to-day operations and independently manage such operations, and AMG does not participate in the day-to-day management or the investment process except in certain limited circumstances. AMG's affiliated investment management firms managed approximately $81 billion in assets at March 31, 2002. AMG is a public corporation and not controlled by any person.

THE CURRENT AND NEW SUB-ADVISORY AGREEMENTS

         The Current Sub-Advisory Agreement was last approved by the Board of Directors, including all of the Directors who are not interested persons, within the meaning of the 1940 Act, of the Fund, the Manager or the

Sub-Adviser (the "Independent Directors"), on February 15, 2002. The following is a summary of the material terms of the New Sub-Advisory Agreement, which are virtually identical to the material terms of the Current Sub-Advisory Agreement, except for their dates and initial term. A copy of the New Sub-Advisory Agreement is attached to this proxy as Exhibit A.

         ADVISORY SERVICES. TAM will provide a continuous investment program for the Portfolio, including investment research with respect to all securities and investments and cash equivalents in the Portfolio.

         COMPENSATION FOR SERVICES. The Manager (and not the Fund) will pay to TAM a sub-advisory fee at the annual rate of .40%, calculated as a percentage of the average daily net assets of the Portfolio. This rate is the same as the rate in effect under the Current Sub-Advisory Agreement. The sub-advisory fee for the fiscal year ended June 30, 2002 paid to EQSF by the Manager was $173,448.80 with respect to the Portfolio.

         PAYMENT OF EXPENSES. TAM agrees to assume and pay all of the costs and expenses of performing its obligations under the New Sub-Advisory Agreement.

         LIMITATION OF LIABILITY. Under the New Sub-Advisory Agreement, except as may otherwise be required under the 1940 Act, TAM and any of its affiliated persons and each person who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls TAM will not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered thereunder, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of TAM's duties, or by reason of reckless disregard of TAM's obligations and duties thereunder.

         TERM. The New Sub-Advisory Agreement provides that it will continue in effect for two years and thereafter from year to year, subject to approval at least annually in accordance with the requirements of the 1940 Act ("Annual Approval").

         TERMINATION; ASSIGNMENT. The New Sub-Advisory Agreement may be terminated at any time without penalty upon 60 days' written notice by TAM, the Manager, the Board of Directors, acting pursuant to a resolution adopted by a majority of the Independent Directors, or by the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Portfolio (as defined in the 1940 Act). The New Sub-

Advisory Agreement also provides that it will automatically terminate in the event of its assignment (as defined in the 1940 Act) or termination of the Management Agreement.

BOARD CONSIDERATIONS

         At a meeting held on June 27, 2002, the Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund (the "Independent Directors"), approved the New Sub-Advisory Agreement. The Board took into account the fact that except for the ownership of the New Sub-Adviser and the effective date of the New Sub-Advisory Agreement, the material terms of the New Sub-Advisory Agreement, including the compensation payable thereunder, are the same as those of the Current Sub-Advisory Agreement with EQSF. The Board determined that the terms of the New Sub-Advisory Agreement are fair and reasonable and that the approval of the New Sub-Advisory Agreement on behalf of the Portfolio is in the best interests of the Portfolio and its shareholders.

         In approving the New Sub-Advisory Agreement, the Directors evaluated the factors they deemed relevant with respect to the Portfolio. The Board considered the Manager's recommendation that the New Sub-Advisory Agreement be approved. In connection therewith, the Board considered that as part of the Manager's oversight responsibilities pursuant to the Management Agreement, the Manager (i) evaluates each Portfolio's performance in comparison to similar mutual funds and other market information, (ii) conducts searches for a replacement sub-adviser for each Portfolio when deemed necessary, (iii) selects, subject to the review and approval of the Board, a new sub-adviser that has distinguished itself by superior performance and (iv) oversees the continued performance of each sub-adviser.

         In addition, the Board considered the following potential benefits, identified by TAM, that shareholders of the Portfolio (as well as other clients of TAM) are expected to realize as a result of the Transaction:

1. Martin J. Whitman has entered into a new long-term employment agreement and is expected to serve on the Management Committee and the Investment Committee of the Company as of the Closing and, together with David M. Barse, Michael T. Carney and Curtis R. Jensen, continue to oversee the team of investment professionals that manage the Portfolio;

2. David M. Barse and Curtis R. Jensen, who are members of the Management Committee, and Michael H. Winer, Amit B. Wadhwaney, Yang T. Lie and Michael
     R. Lehmann, who are key investment personnel of the Manager, each of whom has not previously been a party to any employment contract, will be subject to long-term employment agreements and will have significant interests in Holdings, thereby providing the Portfolio with greater assurance of continuing to receive their services for a substantial time period.

         At the June 27th meeting, the Board of Directors, including a majority of the Independent Directors, also approved an interim sub-advisory agreement between the Manager and TAM (the "Interim Sub-Advisory Agreement") with respect to the Portfolio. Pursuant to the Interim Sub-Advisory Agreement, TAM has agreed to provide the Portfolio, for the same compensation as it receives under the Current Sub-Advisory Agreement, the same services specified under the Current Sub-Advisory Agreement during the interim period from the Closing through the date on which shareholder approval of the New Sub-Advisory Agreement is obtained. Pursuant to Rule 15a-4(b)(2) under the 1940 Act, the maximum term of the Interim Sub-Advisory Agreement is 150 days. In accordance with Rule 15a-4(b)(vi), the Interim Sub-Advisory Agreement contains the following provisions: (i) the compensation earned under the Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account with the Fund's custodian;
(ii) if a majority of the Portfolio's outstanding voting securities approve the New Sub-Advisory Agreement with TAM by the end of the 150 day period, the amount in escrow (including interest earned) will be paid to TAM; and (iii) if a majority of the Portfolio's outstanding voting securities do not approve the New Sub-Advisory Agreement, TAM will be paid, out of the escrow account, the lesser of: (a) any costs incurred in performing the Interim Sub-Advisory Agreement (plus interest earned on that amount while in escrow); or (b) the total amount in the escrow account (plus interest earned). As required by Rule 15a-4, the Interim Sub-Advisory Agreement may be terminated at any time as to the Portfolio by the Fund's Board or by a majority of the outstanding voting securities of the Portfolio on not more than ten calendar days' written notice.

THE SUB-ADVISER

         TAM, 767 Third Avenue, New York, New York 10017, currently serves as the Portfolio's sub-adviser as the successor to EQSF.

         Information about the principal executive officers of TAM is provided in the following table:

   Name                      Position                Address
  ---------------------------------------------------------------------------
   Martin J. Whitman         Chairman, Chief         767 Third Avenue
                             Executive Officer       New York, NY 10017-2023
   David M. Barse            President, Chief        767 Third Avenue
                             Operating Officer       New York, NY 10017-2023
   Michael T. Carney         Treasurer, Chief        767 Third Avenue
                             Financial Officer       New York, NY 10017-2023
   W. James Hall             General Counsel,        767 Third Avenue
                             Secretary               New York, NY 10017-2023
   Richard V. Barry          Co-Controller           767 Third Avenue
                                                     New York, NY 10017-2023
   Julie A. Smith            Co-Controller           767 Third Avenue
                                                     New York, NY 10017-2023

         TAM also serves as the adviser to five other open-end mutual funds and the sub-adviser to eight other open-end mutual funds. The following table provides information describing these relationships as of June 11, 2002:

Other Funds Managed by                 Management Fee***                Assets Under
The Manager                                                             Management
----------------------------------------------------------------------------------------
Third Avenue                           0.90%                            $2,779,248,181
Value Fund*

Third Avenue Small-Cap Value Fund*     0.90%                            $  459,546,386

Third Avenue Real Estate Value         0.90%                            $  331,579,605
Fund*

Third Avenue International Value       1.25%                            $   14,543,237
Fund*

Third Avenue Variable Series           0.90%                            $  209,703,369
Trust*
   Third Avenue
   Value Portfolio

Aegon/Transamerica Series              0.40%                            $  210,927,959
   Third Avenue Value**

SunAmerica Focused 2000 Value          0.50% on first $100              $   59,669,099
Portfolio**                            million of the Fund's
                                       average daily net assets,
                                       0.45% on next $100 million
                                       of the Fund's average daily
                                       net assets, 0.40% on amounts
                                       over $200 million

SunAmerica Focused Multi-Cap           0.50% on first $100              $  264,663,490
Value Portfolio**                      million of the Fund's
                                       average daily net assets,
                                       0.45% on next $100 million
                                       of the Fund's average daily
                                       net assets, 0.40% on amounts
                                       over $200 million

Seasons Series Trust Focus Value       0.50% on first $100              $    7,298,447
Portfolio**                            million of the Fund's
                                       average daily net assets,
                                       0.45% on next $100 million
                                       of the Fund's average daily
                                       net assets, 0.40% on amounts
                                       over $200 million

AXP Partners Small-Cap Value           0.50% on first $100              $  214,579,695
Fund**                                 million of the Fund's
                                       average daily net assets,
                                       0.45% on next $100 million
                                       of the Fund's average daily
                                       net assets, 0.40% on amounts
                                       over $200 million



AXP Variable Partners Small-Cap        0.50% on first $100              $   19,359,750
Value Portfolio**                      million of the Fund's
                                       average daily net assets,
                                       0.45% on next $100 million
                                       of the Fund's average daily
                                       net assets, 0.40% on amounts
                                       over $200 million

Quintara Small Cap                     1.075% on first $30              $      439,925
Value Fund**                           million of the Fund's
                                       average daily net assets,
                                       0.925% on next $120 million
                                       of the Fund's average daily
                                       net assets, 0.875% on amounts
                                       over $150 million****

Met Investors Series Trust Third       0.50%                            $    6,377,262
Avenue Small-Cap Value Portfolio**


*    Advisory relationship.
**   Sub-advisory relationship.
***  As a percentage of each fund's average daily net assets.
**** Fee is subject to a monthly performance fee adjustment.

         EQSF, the former investment sub-adviser of the Portfolio, formed TAM on May 15, 2002 and contributed substantially all of its business, including its investment sub-advisory agreement with the Manager, in exchange for 100% of the interests in TAM (held indirectly through Holdings).

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

         At a meeting held on June 27, 2002, the Board of Directors, including a majority of the Independent Directors, voted to approve the New Sub-Advisory Agreement with respect to the Portfolio and to recommend that shareholders of the Portfolio vote "FOR" the New Sub-Advisory Agreement.

         IF PROPOSAL NO. 1 IS NOT APPROVED BY THE SHAREHOLDERS OF THE PORTFOLIO, THE BOARD WILL CONSIDER WHAT OTHER ACTION, IF ANY, SHOULD BE TAKEN TO OBTAIN SUB-ADVISORY SERVICES WITH RESPECT TO THE PORTFOLIO.

                               GENERAL INFORMATION

INFORMATION ABOUT THE MANAGER

         Touchstone Advisors, Inc., 311 Pike Street, Cincinnati, Ohio 45202, serves as investment manager to the Portfolio. Western & Southern, the parent of the Manager, is, together with the Manager, part of the Western-Southern Enterprise(TM) (the "Enterprise"), which is a family of companies that provides life insurance, annuities, mutual funds, asset management and other related financial services for millions of consumers nationwide. (The Manager is 100% owned by IFS Financial Services, Inc., 311 Pike Street, Cincinnati, Ohio 45202, a direct subsidiary of Western & Southern.) As of December 31, 2001, the Enterprise owned and managed assets of approximately $27.0 billion, of which the Manager managed assets of approximately $1.8 billion (on a consolidated basis).

         The following chart lists the name, address and principal occupation of the principal executive officers and each director of Touchstone Advisors. The address of each, as it relates to his or her duties with respect to Touchstone Advisors, is the same as that of Touchstone Advisors.

NAME                      PRINCIPAL OCCUPATION
----                      --------------------

Jill T. McGruder          Director & President

Patricia J. Wilson        Chief Compliance Officer

Donald J. Wuebbling       Director

NAME                      PRINCIPAL OCCUPATION
----                      --------------------

William F. Ledwin         Director

Edwin S. Heenan           Director & Controller

Richard K. Taulbee        Vice President

James J. Vance            Vice President & Treasurer

Robert F. Morand          Secretary

Terrie A. Wiedenheft      Chief Financial Officer

         None of the principal executive officers or directors of the Manager is an officer or director of the Fund.

AFFILIATED BROKERS

         With respect to the Portfolio, TAM intends to use brokers affiliated with TAM as broker for the Portfolio where, in its judgment, such firms will be able to obtain a price and execution at least as favorable as other qualified brokers. David M. Barse, Michael T. Carney and W. James Hall, who are executive officers of TAM, are also executive officers of M.J. Whitman LLC ("MJW") and Private Debt LLC, a broker of private debt instruments under common control with MJW.

         For the fiscal year ended June 30, 2002, the Fund paid $30,086.52 in brokerage commissions to MJW. This amount represented 79.18% of the aggregate dollar amount of commissions paid to broker-dealers with respect to the Portfolio.

DISTRIBUTOR

         Touchstone Securities Corporation, 311 Pike Street, Cincinnati, Ohio 45202, is the Fund's Distributor.

OTHER MATTERS

         The Board of Directors does not know of any other business to be brought before the Meeting. If any other matters properly come before the meeting, proxies will vote on such matters in their discretion.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

         THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO CONTRACT OWNERS. COPIES OF THE ANNUAL AND SEMI-ANNUAL REPORTS MAY BE OBTAINED FROM THE FUND, WITHOUT CHARGE, BY CONTACTING THE FUND IN WRITING AT THE ADDRESS ON THE COVER OF THIS PROXY STATEMENT, OR BY CALLING 1-800-325-8583.

SHAREHOLDER PROPOSALS

         The Fund is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Fund's Articles of Incorporation. A shareholder proposal to be considered for inclusion in the proxy statement at any meeting of shareholders hereafter called must be submitted a reasonable time before the proxy statement relating thereto is mailed. Whether a proposal submitted will be included in the proxy statement will be determined in accordance with applicable federal and state laws.

                                                Respectfully Submitted,

                                                /s/ Kevin L. Howard
                                                -----------------------

                                                Kevin L. Howard
                                                Secretary
Dated:  August 14, 2002

CONTRACT HOLDERS ARE REQUESTED TO FILL IN, DATE AND SIGN THE VOTING INSTRUCTIONS CARD AND RETURN IT PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE.

                                    EXHIBIT A

                         FORM OF SUB-ADVISORY AGREEMENT

AGREEMENT, made this ___ of _________, 2002, between Touchstone Advisors, Inc. (MANAGER), a Delaware corporation, and Third Avenue Management LLC (SUB-ADVISER).

WHEREAS, Manager, an indirect wholly-owned subsidiary of The Western and Southern Life Insurance Company, is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the ADVISERS ACT);

WHEREAS, the Sub-Adviser is an investment adviser registered under the Advisers Act;

WHEREAS, pursuant to a Management Agreement dated April 4, 2000 (the MANAGEMENT AGREEMENT), Manager acts as Investment Manager to The Legends Fund, Inc. (the
FUND), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 ACT);

WHEREAS, the Fund is authorized to issue multiple series of shares, each such series representing a separate portfolio of securities and investments; and

WHEREAS, Manager desires to retain the Sub-Adviser to furnish investment advisory services to the Third Avenue Value Portfolio of the Fund (the PORTFOLIO), and the Sub-Adviser is willing to accept such appointment on the terms and conditions set forth herein.

NOW, THEREFORE, based on the premises and the consideration set forth herein, Manager and the Sub-Adviser agree as follows:

SECTION 1. INVESTMENT ADVISORY SERVICES.

Subject to the supervision of the Fund's Board of Directors and Manager, the Sub-Adviser will provide a continuous investment program for the Portfolio and determine the composition of the assets of the Portfolio, including determination of the purchase, retention or sale of the securities, cash, and other investments contained in the Portfolio's holdings. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolio's assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Portfolio, when these transactions should be executed, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest, and the Sub-Adviser is hereby authorized to execute and perform such services on behalf of the Portfolio. To the extent, if any, permitted by the investment policies of the Portfolio, the Sub-Adviser shall make determinations as to and execute and perform futures contracts and options on behalf of the Portfolio. The Sub-Adviser will provide the services under this Agreement in accordance with the Portfolio's investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission (SEC). Manager agrees to supply the Sub-Adviser with a copy of the Registration Statement and each amendment thereto (the Registration Statement as amended from time to time hereinafter referred to as the REGISTRATION STATEMENT) and any other documents that set forth investment policies, procedures or restrictions governing the Portfolio and to notify the Sub-Adviser in writing as soon as practicable of any changes in the investment objectives, policies, procedures and restrictions governing the Portfolio.

The Sub-Adviser further agrees as follows:

(a) The Sub-Adviser will manage the Portfolio (i) so that it will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the CODE), and (ii) so as to ensure compliance by the Portfolio with the diversification requirements of Section 817(h) of the Code and regulations issued thereunder. In managing the Portfolio in accordance with these requirements, the Sub-Adviser shall be entitled to receive and act upon advice of counsel to the Fund, counsel to Manager or counsel to the Sub-Adviser, provided the Sub-Adviser's counsel is acceptable to Manager.

(b) In undertaking its duties under this Agreement, the Sub-Adviser will comply with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Directors of which it has notice and the provisions of the Registration Statement.

(c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as of the Sub-Adviser's or the Sub-Adviser's affiliates' other investment advisory clients, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, the Sub-Adviser will allocate the securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner that is fair and equitable in the Sub-Adviser's judgment in the exercise of the Sub-Adviser's fiduciary obligations to the Fund and to such other clients.

(d) In connection with the purchase and sale of securities for the Portfolio, the Sub-Adviser, together with Manager, will arrange for the transmission to the custodian, transfer agent, dividend disbursing agent and recordkeeping agent for the Fund (such custodian and agent or agents hereinafter referred to as the AGENT), on a daily basis, such confirmation, trade tickets (which shall state industry classifications unless the Sub-Adviser has previously furnished a list of classifications for portfolio securities), and other documents and information, including (but not limited to) Cusip or other numbers that identify securities to be purchased or sold on behalf of the Portfolio and, with respect to mortgage derivative and asset-backed securities purchased by the Sub-Adviser for the Portfolio, 1066Q reports and supplemental information as required to be available pursuant to IRS Publication 938, as may be reasonably necessary to enable the Agent to perform its administrative and recordkeeping responsibilities with respect to the Portfolio. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser will arrange for the automatic transmission of the confirmation of such trades to the Fund's Agent, and if requested, Manager.

(e) The Sub-Adviser will monitor on a daily basis, by review of daily pricing reports provided by the Agent to the Sub-Adviser, the determination by the Agent for the Fund of the valuation of portfolio securities and other investments of the Portfolio. The Sub-Adviser shall not be obligated to independently verify the Agent's pricing determinations, and the Agent's responsibility for accurate pricing determinations of the value of the Portfolios's securities shall not be reduced by the Sub-Adviser's duty to monitor such determinations. The Sub-Adviser will assist the Agent in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Portfolio for which the Agent seeks assistance from or identifies for review by the Sub-Adviser.

(f) The Sub-Adviser will make available to the Fund and Manager, promptly upon request, all of the Portfolio's investment records and ledgers maintained by the Sub-Adviser as are necessary to assist the Fund and Manager to comply with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(g) The Sub-Adviser will provide reports, which may be prepared by the Agent, to the Fund's Board of Directors for consideration at meetings of the Board on the investment program for the Portfolio and the issuers and securities represented in the Portfolio's securities holdings, including a schedule of the investments and other assets held in the Portfolio and a statement of all purchases and sales for the Portfolio since the last such statement, and will furnish the Fund's Board of Directors with periodic and special reports with respect to the Portfolio as the Directors and Manager may reasonably request, including statistical information with respect to the Portfolio's securities. In addition, the Sub-Adviser will make available at each meeting of the Board of Directors, either in person or by telephone conference call as instructed by Manager on behalf of the Board of Directors of the Fund, an appropriate person to discuss the investment performance of the Portfolio.

(h) The Sub-Adviser will provide information and reports to Manager as Manager shall reasonably request to enable it to review the performance of the Sub-Adviser under this Agreement.

SECTION 2. BROKER-DEALER SELECTION.

The Sub-Adviser is responsible for decisions to buy and sell securities and other investments for the Portfolio, broker-dealer and futures commission merchant selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions the Sub-Adviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Sub-Adviser's best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Sub-Adviser shall consider all relevant factors, including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Board of Directors may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 ACT), the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Sub-Adviser's having caused the Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Portfolio and to the Sub-Adviser's other clients as to which the Sub-Adviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including
Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Sub-Adviser may engage its affiliates, Manager and its affiliates or any other sub-adviser to the Fund and its respective affiliates as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for the Portfolio.

SECTION 3. RECORDS, REPORTS, ETC.

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which the Sub-Adviser maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or Manager's request or upon termination of this Agreement, although the Sub-Adviser may, at the Sub-Adviser's own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by the Rule 204-2 under the Advisers Act for the period specified in the Rule.

SECTION 4. PAYMENT OF EXPENSES.

The Sub-Adviser shall assume and pay all of the costs and expenses of performing its obligations under this Agreement.

SECTION 5. COMPENSATION FOR SERVICES.

Manager will pay to the Sub-Adviser a monthly sub-advisory fee (adjusted pro rata for any shorter applicable period) at an annual rate of .40% of the average daily net assets of the Portfolio from the management fee actually received by Manager from the Fund. The sub-advisory fee shall be computed, accrue and be payable in the same manner as the management fee which is payable by the Fund to Manager pursuant to the Management Agreement and as specified in the Fund's Registration Statement.

SECTION 6. LIABILITY FOR SERVICES.

Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, and except as set forth in the next paragraph, the Fund and Manager agree that the Sub-Adviser, any of its affiliated persons, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls the Sub-Adviser, shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.

SECTION 7. INDEMNIFICATION BY SUB-ADVISER.

The Sub-Adviser agrees to indemnify and hold harmless Manager against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which Manager may become subject arising out of or based on the breach or alleged breach by the Sub-Adviser of any provisions of this Agreement; provided, however, that the Sub-Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by Manager and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from Manager's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by Manager of its duties. The foregoing indemnification shall be in addition to any rights that Manager may have at common law or otherwise. The Sub-Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control Manager, be controlled by Manager or be under common control with Manager and its affiliates, directors, officers, employees and agents. The Sub-Adviser's agreements in this paragraph shall also extend to any of Manager's successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.

SECTION 8. INDEMNIFICATION BY MANAGER.

Manager agrees to indemnify and hold harmless the Sub-Adviser against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which the Sub-Adviser may become subject arising out of or based on the breach or alleged breach by Manager of any provisions of this Agreement or the Management Agreement, or any wrongful action or alleged wrongful action by Manager or its affiliates in the distribution of the Fund's shares, or any wrongful action or alleged wrongful action by the Fund other than wrongful action or alleged wrongful action that was caused by the breach by the Sub-Adviser of the provisions of this Agreement; provided, however, that Manager shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by Manager and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Sub-Adviser's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Sub-Adviser of its duties. The foregoing indemnification shall be in addition to any rights that the Sub-Adviser may have at common law or otherwise. Manager's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Sub-Adviser, be controlled by the Sub-Adviser or be under common control with the Sub-Adviser and to each of the Sub-Adviser's and each such person's respective affiliates, directors, officers, employees and agents. Manager's agreements in this paragraph shall also extend to any of the Sub-Adviser's successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.

SECTION 9. NOTICE AND DEFENSE OR PROCEEDINGS, ETC.

Promptly after receipt by a party indemnified under paragraph 7 or 8 above of notice of the commencement of any action, proceeding or investigation for which indemnification will be sought, such indemnified party shall promptly notify the indemnifying party in writing; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may otherwise have to any indemnified party unless such omission results in actual material prejudice to the indemnifying party. In case any action or proceeding shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, individually or jointly with any other indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of any action or proceeding, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party does not elect to assume the defense of any action or proceeding, the indemnifying party on a monthly basis shall reimburse the indemnified party for the legal fees and expenses incurred by the indemnified party for continuing its defense thereof. Regardless of whether or not the indemnifying party shall have assumed the defense of any action or proceeding, the indemnified party shall not settle or compromise the action or proceeding without the prior written consent of the indemnifying party.

SECTION 10. REPRESENTATIONS AND WARRANTIES; COVENANTS.

(a) The Sub-Adviser hereby represents and warrants as follows:

(i) The Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

(ii) The Sub-Adviser has all requisite authority to enter into, execute, deliver and perform the Sub-Adviser's obligations under this Agreement;

(iii) The Sub-Adviser's performance of its obligations under this Agreement does not conflict with any law, regulation or order to which the Sub-Adviser is subject; and

(iv) The Sub-Adviser has reviewed the Registration Statement for the Fund filed with the SEC, and with respect to the disclosure about the Sub-Adviser and the Portfolio or information relating, directly or indirectly, to the Sub-Adviser or the Portfolio which was made in reliance upon and in conformity with written information provided by the Sub-Adviser to the Fund specifically for use therein or, if written information was not provided, which the Sub-Adviser had the opportunity to review prior to filing with the SEC, such Registration Statement contains, as of its date, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(b) The Sub-Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

(i) The Sub-Adviser shall maintain the Sub-Adviser's registration as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

(ii) The Sub-Adviser's performance of its obligations under this Agreement shall not conflict with any law, regulation or order to which the Sub-Adviser is then subject;

(iii) The Sub-Adviser shall at all times fully comply with the Advisers Act, the 1940 Act, all applicable rules and regulations under such Acts and all other applicable law;

(iv) The Sub-Adviser shall promptly notify Manager and the Fund upon the occurrence of any event that might disqualify or prevent the Sub-Adviser from performing its duties under this Agreement. The Sub-Adviser further agrees to notify Manager and the Fund promptly with respect to written material that has been provided to the Fund or Manager by the Sub-Adviser for inclusion in the Registration Statement or prospectus for the Fund or any supplement or amendment thereto, or, if written material has not been provided, with respect to the information in the Registration Statement or Prospectus, or any amendment or supplement thereto, reviewed by the Sub-Adviser, in either case of any untrue statement of a material fact or of any omission of any statement of a material fact which is required to be stated therein or is necessary to make the statements contained therein not misleading; and

(v) If the Sub-Adviser is a partnership, the Sub-Adviser shall notify the Fund and Manager of any change in membership within a reasonable time after such change.

SECTION 11. EXCLUSIVITY OF USE OF NAMES.

The Sub-Adviser acknowledges and agrees that the names THE LEGENDS FUND and PINNACLE, and abbreviations or logos associated with those names, are the valuable property of Manager and its affiliates; that the Fund, Manager and its affiliates have the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names THE LEGENDS FUND and PINNACLE, and associated abbreviations and logos, only in connection with the Sub-Adviser's performance of its duties hereunder.

Manager acknowledges that "Third Avenue" (the SUB-ADVISER'S OPERATING NAME) is distinctive in connection with investment advisory and related services provided by the Sub-Adviser, the Sub-Adviser's name is a property right of the Sub-Adviser, and the Sub-Adviser's name in the name of the Portfolio is understood to be used by the Fund with the Sub-Adviser's consent. The Sub-Adviser hereby grants to the Fund a non-exclusive license to use the Sub-Adviser's name in the name of the Portfolio upon the conditions hereinafter set forth; provided that the Fund may use such name only so long as the Sub-Adviser shall be retained as the investment sub-adviser of the Portfolio pursuant to the terms of this Agreement. Any such use by the Fund shall in no way prevent the Sub-Adviser or any of its successors or assigns from using or permitting the use of the Sub-Adviser's name along with any other word or words, for, by or in connection with any other entity or business, other than the Fund or its business, whether or not the same directly competes or conflicts with the Fund or its business in any manner.

Manager acknowledges that the Fund shall use the Sub-Adviser's name in the Portfolio for the period set forth herein in a manner not inconsistent with the interests of the Sub-Adviser and that the Fund's rights in the Sub-Adviser's name are limited to its use as a component of the Portfolio's name and in connection with accurately describing the activities of the Portfolio. In the event that the Sub-Adviser shall cease to be the investment sub-adviser of the Portfolio, then Fund at its own expense, upon the Sub-Adviser's written request:

(i) shall cease to use the Sub-Adviser's name, or any combination thereof as part of the Portfolio's name or for any other commercial purpose (other than the right to refer to the Portfolio's former name in the Fund's Registration Statement, proxy materials and other Fund documents to the extent required under the 1940 Act);

(ii) shall on all letterheads and other materials designed to be read or used by salesmen, distributors or investors, state in a prominent position and prominent type that the Sub-Adviser has ceased to be the investment sub-adviser of the Portfolio; and

(ii) shall use its best efforts to cause the Fund's officers and directors to take any all actions which may be necessary or desirable to effect the foregoing and to reconvey to the Sub-Adviser all rights which the Fund may have to such name. Manager agrees to take any all actions as may be necessary or desirable to effect the foregoing.

The Sub-Adviser hereby agrees and consents to the use of the Sub-Adviser's name upon the foregoing terms and conditions.

SECTION 12. ENTIRE AGREEMENT; AMENDMENT, WAIVER.

This Agreement supersedes all prior agreements between the parties and constitutes the entire agreement by the parties. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective with respect to the Portfolio until approved as required by the 1940 Act.

SECTION 13. EFFECTIVENESS AND DURATION OF AGREEMENT.
Unless sooner terminated, this Agreement shall continue in effect for two years and thereafter for successive one year periods, provided that continuation of this Agreement and the terms thereof are specifically approved annually in accordance with the requirements of the 1940 Act by a majority of the Directors of the Fund, including a majority of the Directors who are not interested persons of the Sub-Adviser, Manager or the Fund, cast in person at a meeting called for the purpose of voting on such approval.

SECTION 14. TERMINATION OF AGREEMENT, ASSIGNMENT.

This Agreement may be terminated at any time, without the payment of any penalty, by the Sub-Adviser or by Manager, upon sixty (60) days' written notice from the terminating party to the other party and to the Fund, or by the Fund, upon sixty (60) days written notice to the Sub-Adviser and Manager, acting pursuant to a resolution adopted by a majority of the members of the Board of Directors who are not interested persons or by a vote of the holders of the lesser of (1) 67% of the Portfolio's voting shares present if the holders of more than 50% of the outstanding shares are present in person or by proxy, or
(2) more than 50% of the outstanding shares of the Portfolio.

This Agreement shall automatically terminate in the event of its assignment or the termination of the

Management Agreement pertaining to the Portfolio. Termination of this Agreement shall not affect rights of the parties which have accrued prior thereto.

The provisions of paragraphs 6, 7, 8, 9 and 11 shall survive the termination of this Agreement.

SECTION 15. DEFINITIONS.

The terms ASSIGNMENT and INTERESTED PERSON when used in this Agreement shall have the meanings given such terms in the 1940 Act and the rules and regulations thereunder.

SECTION 16. CONCERNING APPLICABLE PROVISIONS OF LAW.

This Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control. This Agreement shall be governed by the laws of the State of New York, without reference to principles of conflicts of law.

SECTION 17. COUNTERPARTS.

This Agreement may be executed in counterparts, and each counterpart shall for all purposes be deemed an original and all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, authorized officers of Manager and the Sub-Adviser have executed this Agreement as of the day and year first written above.


TOUCHSTONE ADVISORS, INC.


By: __________________________________


Attest: _______________________________


THIRD AVENUE MANAGEMENT LLC


By: __________________________________


Attest: _______________________________

               --- Please detach at perforation before mailing ---

THIRD AVENUE VALUE PORTFOLIO (THE "PORTFOLIO") OF
THE LEGENDS FUND, INC. (THE "FUND")

PROXY SOLICITED BY THE BOARD OF DIRECTORS
By my signature below, I appoint Kevin L. Howard and Bradley D. Walker as my attorneys to vote all shares of the Portfolio that I am entitled to vote at the Special Meeting of Shareholders to be held at 515 West Market Street, Louisville, Kentucky 40202 on September 26, 2002 at 3:00 p.m., Eastern Time and at any adjournments of the meeting. Any one or more of Messrs. Howard and Walker may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Howard and Walker to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                   PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

                   Date: _______________

                   NOTE: Please sign exactly as your name appears on this proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                   --------------------------------------------------
                   Signature(s) (and Title(s), if applicable)

                            CONTINUED ON REVERSE SIDE

              Please refer to the Proxy Statement discussion of the
               proposal. THE PROXY WILL BE VOTED FOR THE PROPOSAL
                        IF YOU DO NOT SPECIFY OTHERWISE.

Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL

               --- Please detach at perforation before mailing ---

              PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW

1. to approve or disapprove a new sub-advisory agreement (the "New Sub-Advisory Agreement") between Touchstone Advisors, Inc. (the "Manager") and Third Avenue Management LLC ("TAM" or the "Sub-Adviser"); and

     Please indicate your proposal by firmly placing an "x" in the appropriate boxes with blue or black ink only.

              FOR      /   /        AGAINST  /   /       ABSTAIN  /   /

2. to transact such other matters as may properly come before the Meeting or any adjournment thereof.


                           PLEASE SIGN ON REVERSE SIDE